exhibit 99.1

Wainwright Holdings, Inc. and Subsidiaries
____________
Condensed Consolidated Financial Statements
September 30, 2016 and 2015

Wainwright Holdings, Inc. and Subsidiaries
____________

Contents

Page

Condensed Consolidated Balance Sheets	1

Condensed Consolidated Statements of Comprehensive Income	2

Condensed Consolidated Statements of Changes in Stockholders’ Equity	3

Condensed Consolidated Statements of Cash Flows	4

Notes to Condensed Consolidated Financial Statements	5–13

Wainwright Holdings, Inc. and Subsidiaries
Condensed Consolidated Balance Sheet
As of September 30, 2016 and December 31, 2015
____________

	2016	2015
ASSETS	(unaudited)
Current assets:
Cash and cash equivalents	$6,795,324	$2,768,241
Short-term investments	978	966
Accounts receivable - related party	2,051,661	1,936,135
Notes receivable, current - related party (Note 7)	300,000	-
Notes receivable (Note 4)	150,000	-
Prepaid income taxes	-	505,152
Other current assets	172,058	59,838

Total current assets	9,470,021	5,270,332

Long-term investments	500,980	500,980
Deferred tax assets, net	1,303,573	1,303,573
Notes receivable, net of current portion - related party (Note 7)	700,000	-
Other assets	8,558	8,558

Total assets	$11,983,132	$7,083,443

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable and accrued liabilities	$1,830,750	$1,378,425
Expense waivers payable - related party	562,500	760,973

Total current liabilities	2,393,250	2,139,398

Commitments and contingencies (Note 6)

Stockholders’ equity:
Common stock, $0.01 par value; 3,000 shares authorized;
1,741 shares outstanding as of September 30, 2016 and
December 31, 2015, respectively	17	17
Additional paid-in capital	1,561,123	1,561,123
Accumulated other comprehensive loss	(695)	(707)
Treasury stock, 199 shares at September 30, 2016 and
December 31, 2015, respectively	(5,389,064)	(5,389,064)
Retained earnings	13,418,501	8,772,676

Total stockholders’ equity	9,589,882	4,944,045

Total liabilities and stockholders’ equity	$11,983,132	$7,083,443

The accompanying notes are an integral part of these condensed interim consolidated financial statements.

Wainwright Holdings, Inc. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income
For the three and nine months ended September 30, 2016 and September 30, 2015
____________

	For the three months ended September 30,		For the nine months ended September 30,
	2016	2015	2016	2015
	(unaudited)	(unaudited)	(unaudited)	(unaudited)

Revenues - related party	$6,367,944	$5,295,919	$18,977,724	$16,097,524

Expenses:
Compensation and related benefits	920,056	1,087,140	2,751,773	4,372,556
Operating	1,444,969	1,065,761	3,974,440	3,689,076
General and administrative	667,219	501,960	2,140,913	1,474,228
Marketing and advertising	701,056	615,749	2,344,240	2,196,323
Facilities and other	36,307	33,383	110,340	103,872

Total expenses	3,769,607	3,303,993	11,321,706	11,836,055

Income (loss) from operations	2,598,337	1,991,926	7,656,018	4,261,469

Other (expense) income, net	-	156	(4,038)	(44)

Net income before income taxes	2,598,337	1,992,082	7,651,980	4,261,425

Provision for income taxes	1,001,055	801,018	3,006,155	1,804,384

Net income	1,597,282	1,191,064	4,645,825	2,457,041

Other comprehensive income (loss)	(15)	(119)	12	(283)

Comprehensive income	$1,597,267	$1,190,945	$4,645,837	$2,456,758

The accompanying notes are an integral part of these condensed interim consolidated financial statements.

Wainwright Holdings, Inc. and Subsidiaries
Condensed Consolidated Statements of Changes in Stockholders’ Equity
For the nine months ended September 30, 2016 and year ended December 31, 2015
____________

				Accumulated
			Additional	Other
	Common Stock		Paid-in	Comprehensive	Treasury Stock		Retained
	Shares	Amount	Capital	Income (Loss)	Shares	Amount	Earnings	Total

Balance, January 1, 2015	1,903	$19	$1,561,123	$-	37	$(1,000,000)	$5,791,869	$6,353,011

Treasury stock repurchase	(162)	(2)	-	-	162	(4,389,064)	-	(4,389,066)
Distributions to stockholders	-	-	-	-	-	-	(500,000)	(500,000)
Other comprehensive income (loss)	-	-	-	(707)	-	-	-	(707)
Net income	-	-	-	-	-	-	3,480,807	3,480,807

Balance, December 31, 2015	1,741	$17	$1,561,123	$(707)	199	$(5,389,064)	$8,772,676	$4,944,045

Other comprehensive income	-	-	-	12	-	-	-	12
Net income	-	-	-	-	-	-	4,645,825	4,645,825

Balance, September 30, 2016 (unaudited)	1,741	$17	$1,561,123	$(695)	199	$(5,389,064)	$13,418,501	$9,589,882

The accompanying notes are an integral part of these condensed interim consolidated financial statements.

Wainwright Holdings, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
For the nine months ended September 30, 2016 and September 30, 2015
____________

	September 30, 2016	September 30, 2015
	(unaudited)	(unaudited)
Cash flows from operating activities:
Net income	$4,645,825	$2,457,041
Adjustments to reconcile net income to net cash provided by
(used in) operating activities:
Changes in assets and liabilities:
Accounts receivable - related party	(115,526)	(367,155)
Notes receivable - related party	(1,000,000)	-
Notes receivable	(150,000)	-
Prepaid income taxes	505,152	415,629
Other current assets	(112,220)	(91,331)
Accounts payable and accrued liabilities	452,325	35,459
Expense waivers payable - related party	(198,473)	(24,746)

Net cash provided by (used in) operating activities	4,027,083	2,606,374

Cash flows from financing activities:
Purchase of treasury stock	-	(3,380,939)

Net cash used in financing activities	-	(3,380,939)

Net increase (decrease) in cash and cash equivalents	4,027,083	(774,565)

Cash and cash equivalents at beginning of period	2,768,241	2,555,909

Cash and cash equivalents at end of period	$6,795,324	$1,781,344

Supplemental cash flow information:
Cash paid for:
Income taxes	$1,825,000	$1,400,000

Non-cash investing and financing activities:
Unrealized gain on short-term investments, net of reclassifications
to earnings	$12	$-

The accompanying notes are an integral part of these condensed interim consolidated financial statements.

Wainwright Holdings, Inc. and Subsidiaries
Notes to Condensed Consolidated Financial Statements
September 30, 2016 and 2015
____________

1. Business

Wainwright Holdings, Inc. (“Wainwright”) was founded in March 2004 as a Delaware corporation with one subsidiary, Ameristock Corporation, which was an investment adviser to Ameristock Mutual Fund, Inc., a registered 1940 Act large cap value equity fund. In January 2010, Ameristock Corporation was spun off as a standalone company. In May 2005, United States Commodity Funds, LLC (“USCF”), a wholly-owned subsidiary of Wainwright, was formed as a single member limited liability company in the State of Delaware. USCF is a registered commodity pool operator with the Commodity Futures Trading Commission (“CFTC”) and a member of the National Futures Association (“NFA”) and serves as the General Partner (“General Partner”) for various limited partnerships (“LP”) as noted below. In June 2013, USCF Advisers, LLC (“Advisers”), a wholly-owned subsidiary of Wainwright, was formed as a Delaware limited liability company and in July 2014, was registered as an investment adviser under the Investment Advisers Act of 1940, as amended. In November 2013, the Advisers board of managers formed USCF ETF Trust (“ETF Trust”) as an open-end management investment company registered under the Investment Company Act of 1940, as amended. Wainwright and subsidiaries USCF and Advisers are collectively referred to as the “Company” hereafter.

The Company’s operating activities consist primarily of providing management and investment advisory services to twelve public LP funds and two exchange-traded funds (“ETF’s”).

USCF is currently the General Partner in the following Securities Act of 1933 LP commodity based index funds and Sponsor (“Sponsor”) for the fund series within the United States Commodity Index Funds Trust (“USCIF Trust”):

USCF as General Partner for the following Funds
United States Oil Fund, LP (“USO”)	Organized as a Delaware limited partnership in May 2005
United States Natural Gas Fund, LP (“UNG”)	Organized as a Delaware limited partnership in November 2006
United States Gasoline Fund, LP (“UGA”)	Organized as a Delaware limited partnership in April 2007
United States Diesel Heating Oil Fund, LP (“UHN”)	Organized as a Delaware limited partnership in April 2007
United States 12 Month Oil Fund, LP (“USL”)	Organized as a Delaware limited partnership in June 2007
United States 12 Month Natural Gas Fund, LP (“UNL”)	Organized as a Delaware limited partnership in June 2007
United States Short Oil Fund, LP (“DNO”)	Organized as a Delaware limited partnership in June 2008
United States Brent Oil Fund, LP (“BNO”)	Organized as a Delaware limited partnership in September 2009
USCF as fund Sponsor - each a series within the USCIF Trust
United States Commodity Index Funds Trust (“USCIF Trust”)	A series trust formed in Delaware December 2009
United States Commodity Index Fund (“USCI”)	A commodity pool formed in April 2010 and made public August 2010
United States Copper Index Fund (“CPER”)	A commodity pool formed in November 2010 and made public November 2011
United States Agriculture Index Fund (“USAG”)	A commodity pool formed in November 2010 and made public April 2012
United States Metal Index Fund (“USMI”)	A commodity pool formed in November 2010, and made public June 2012, ceased trading and liquidated March 2015

Wainwright Holdings, Inc. and Subsidiaries
Notes to Condensed Consolidated Financial Statements
September 30, 2016 and 2015
____________

1. Business, continued

Advisers serves as the investment adviser to the fund(s) within the ETF Trust as noted below and has overall responsibility for the general management and administration of the ETF Trust. Pursuant to the current Investment Advisory Agreement, Advisers provides an investment program for the ETF Trust fund(s) and manages the investment of the assets.

Advisers as fund manager for each series within the ETF Trust
Equity ETF Trust (“ETF Trust”)	Organized as a Delaware statutory trust in November 2013
Stock Split Index Fund (“TOFR”)	Fund launched September 2014
Restaurant Leaders Index Fund (“MENU”)	Fund launched November 2016

All USCF funds and ETF Trust or Advisers funds are collectively referred to as the “Funds” hereafter.

2. Summary of Significant Accounting Policies

Basis of Presentation and Consolidation

The accompanying condensed consolidated financial statements of the Company have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The condensed consolidated financial statements include Wainwright Holdings, Inc. and its wholly owned subsidiaries. All intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates

The preparation of condensed consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

Under the Funds’ respective agreements, USCF and Advisers are responsible for investing the assets of the Funds in accordance with the objectives and policies of the respective Funds. In addition, USCF and Advisers have arranged for one or more third parties to provide administrative, custody, accounting, transfer agency and other necessary services to the Funds and are contractually obligated to pay for these services. The Funds are contractually obligated to pay USCF and Advisers a management fee, which is paid monthly, based on the average daily net assets of the Funds.

Wainwright Holdings, Inc. and Subsidiaries
Notes to Condensed Consolidated Financial Statements
September 30, 2016 and 2015
____________

2. Summary of Significant Accounting Policies, continued

Revenue Recognition, continued

USO pays a management fee of 0.45% (45 basis points) per annum on its average daily net assets. UNG pays a fee equal to 0.60% (60 basis points) per annum on average daily net assets of $1,000,000,000 or less and 0.50% (50 basis points) of average daily net assets that are greater than $1,000,000,000. USL, UGA, UHN, and DNO each pay a fee of 0.60% (60 basis points) per annum on their average daily net assets. From inception through April 30, 2010, the Company has been charging UNL a management fee at a reduced rate of 0.60% (60 basis points) per annum of average daily net assets. Effective May 1, 2010, the Company resumed charging UNL its standard rate of 0.75% (75 basis points) per annum of average daily net assets. The difference of 0.15% (15 basis points) per annum of average daily net assets since inception through April 30, 2010 has been waived by the Company and will not be recouped from UNL. BNO pays a management fee of 0.75% (75 basis points) per annum on its average daily net assets.

Effective May 1, 2014 and continuing through December 31, 2015, the Company had contractually agreed to lower the management fee for USCI to 0.80% (80 basis points), 0.65% (65 basis points) for CPER and 0.65% (65 basis points) for USAG, per annum on its average daily net assets. Effective January 1, 2016 USCF permanently lowered the management fee for USCI to 0.80% (80 basis points) per annum of average daily total net assets for USCI and to 0.65% (65 basis points) per annum of average daily net assets for both CPER and USAG.

TOFR pays a management fee of 0.55% (55 basis points) per annum on its average daily net assets. Advisers has entered into an Expense Limitation Agreement with TOFR under which it has agreed to waive or reduce its fees and to assume other expenses of the fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of certain expenses) to not more than 0.55% (55 basis points) of the average daily net assets from TOFR’s inception until October 31, 2016. Advisers may terminate the Expense Limitation Agreement at any time after October 31, 2016, but upon not less than 90 days’ notice to the Fund. The terms of the Expense Limitation Agreement may be revised upon renewal, if renewed. MENU pays a management fee of 0.65% (65 basis points) per annum on its average daily net assets. Advisers has entered into an Expense Limitation Agreement with MENU to waive or reduce its fees and to assume other expenses of the fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of certain expenses) to not more than 0.65% (65 basis points) of the average daily net assets from MENU’s inception until October 31, 2017.

Management and advisory fees are recognized in the period earned in accordance with the terms of their respective agreements.

Marketing and Advertising Costs

The Company expenses marketing and advertising costs as incurred.

Expense Waivers

USCF has voluntarily agreed to pay certain expenses normally borne by UGA, UHN, DNO, UNL, BNO, CPER and USAG to the extent such expenses exceed 0.15% (15 basis points) of the respective Fund’s average daily net assets, on an annualized basis. USCF has no obligation to continue such payments into subsequent periods. These expenses totaled $562,500 and $547,206 for the nine months ended September 30, 2016 and 2015, respectively, and are included in general and administrative expense. Expense waivers payable totaled $562,500 and $547,206 as of September 30, 2016 and 2015, respectively.

  Wainwright Holdings, Inc. and Subsidiaries

Notes to Condensed Consolidated Financial Statements
September 30, 2016 and 2015
____________

2. Summary of Significant Accounting Policies, continued

Fund Startup Expenses

The Company expenses all startup expenses associated with the registration of each fund and the expense is charged to general and administrative expense. Fund startup expenses include costs relating to the initial registration of shares and include, but are not limited to, legal fees pertaining to the initial registration of shares, SEC and FINRA registration fees, initial fees to be listed on an exchange, and other similar costs.

Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less at the date of purchase to be cash equivalents. The Company places its cash with various high credit quality institutions. At times, the Company maintains cash deposits in excess of the United States Federal Deposit Insurance Corporation coverage of $250,000, but the Company does not expect any losses.

Accounts Receivable – Related Party

Accounts receivable consists of management fees receivable. Management fees receivable generally consist of one month of management fees which are collected in the month after they are earned.

Management closely monitors receivables and records an allowance for any balances that are determined to be uncollectible. As of September 30, 2016 the Company considered all remaining accounts receivable to be fully collectible.

Investments

Management determines the appropriate classification of investments at the time of purchase based upon management’s intent with respect to such investments. Short-term investments consist of equities and money market funds. Short-term investments are classified as available-for-sale securities. The Company measures the investments at fair value at period end with any changes in fair value reflected as unrealized gains (losses) in the accumulated other comprehensive income (loss).

Long-term investments consist of a $500,000, 10% equity interest in SFA Holdings, Inc., an unrelated broker-dealer incorporated in the state of Georgia, and a $980 investment in the U.S. Natural Gas, L.P., a fund managed by the Company. The 10% equity interest has been accounted for in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 325, Cost-Method Investments (“ASC 325”). Under ASC 325, the Company evaluates the investment for impairment annually, or more frequently if circumstances arise indicating potential impairment. The Company recognized no impairment losses in 2016 or 2015.

Wainwright Holdings, Inc. and Subsidiaries
Notes to Condensed Consolidated Financial Statements
September 30, 2016 and 2015
____________

2. Summary of Significant Accounting Policies, continued

Comprehensive Income (Loss)

The Company reports all changes in equity during the year, except those resulting from investment by stockholders and distributions to stockholders, in the year in which they are recognized. Comprehensive income is the total of net income (loss) and other comprehensive income (loss). For the three and nine months ended September 30, 2016 and 2015, other comprehensive loss consists of unrealized losses on investments.

Fair Value Measurements

The Company’s short-term investments are carried at estimated fair value. In determining fair value, the Company follows the guidance of FASB ASC 820, Fair Value Measurement (“ASC 820”). Under ASC 820, the fair value is defined as the price that would be received upon the sale of an asset or paid to transfer a liability (i.e., the exit price) in an orderly transaction between market participants at the measurement date.

ASC 820 establishes a fair value hierarchy based on the lowest level input that is significant to the fair value measurement in its entirety:

Level 1 – Quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities, without adjustment.

Level 2 – Quoted prices in markets that are not considered to be active for identical or similar assets or liabilities, quoted prices in active markets of similar assets or liabilities, and inputs other than quoted prices that are observable or can be corroborated by observable market data.

Level 3 – Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment.

Unrealized gains and losses on investments resulting from market fluctuations are recorded in the accumulated other comprehensive income (loss). Realized gains or losses on sales of investments are determined on a specific identification basis.

All short-term investments, which include money market funds and equities, are classified as Level 1 investments during the period ended September 30, 2016. The Company has no Level 2 and 3 investments. There were no transfers between levels during the nine months ended September 30, 2016.

Short-term investments are valued at the closing price reported on the active market on which the individual securities are traded.

  Wainwright Holdings, Inc. and Subsidiaries

Notes to Condensed Consolidated Financial Statements
September 30, 2016 and 2015
____________

2. Summary of Significant Accounting Policies, continued

Income Taxes

The Company accounts for income taxes using the asset and liability method. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases, valuation of net operating losses and tax credit carryforwards, if any. Deferred tax assets and liabilities are measured using enacted rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. If necessary, a valuation allowance is recorded to reduce the carrying amounts of deferred tax assets until it is more likely than not that such assets will be realized.

The Company provides for uncertain tax positions using guidance which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It provides that a tax benefit from an uncertain tax position may be recognized when it is more-likely-than-not recognition threshold at the effective date to be recognized upon the adoption of the accounting standard and in subsequent periods. In addition, the accounting standard provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company’s policy to recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense.

Recent Accounting Pronouncements

In November 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-17, Balance Sheet Classification of Deferred Taxes, to eliminate the requirement to classify deferred income tax assets and liabilities between current and noncurrent. The ASU simply requires that all deferred income tax assets and liabilities be classified as noncurrent. The ASU is effective for interim and annual periods beginning after December 15, 2017, with early adoption permitted. Adoption of the ASU is either retrospective to each prior period presented or prospective. As of December 31, 2015, the Company early adopted the ASU.

In January 2016, the FASB issued ASU No. 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities, to mainly change the accounting for investments in equity securities and financial liabilities carried at fair value as well as to modify the presentation and disclosure requirements for financial instruments. The ASU is effective for annual periods beginning after December 15, 2018, with early adoption permitted. Adoption of the ASU is retrospective with a cumulative adjustment to retained earnings or accumulated deficit as of the adoption date. The Company does not anticipate that the adoption of the ASU will have a material impact on its financial statements.

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842). The amendments in this update create Topic 842, Leases, and supersede the leases requirements in Topic 840, Leases. Topic 842 specifies the accounting for leases. The objective of Topic 842 is to establish the principles that lessees and lessors shall apply to report useful information to users of financial statements about the amount, timing, and uncertainty of cash flows arising from a lease. The main difference between previous GAAP and Topic 842 is the recognition of lease assets and lease liabilities by lessees for those leases classified as operating leases under previous GAAP. The ASU is effective for interim and annual periods beginning after December 15, 2019, with early adoption permitted. The Company does not anticipate that the adoption of the ASU will have a material impact on its consolidated financial statements.

  Wainwright Holdings, Inc. and Subsidiaries

Notes to Condensed Consolidated Financial Statements
September 30, 2016 and 2015
____________

3. Investments and Fair Value Measurements

Investments measured at estimated fair value consist of the following as of September 30, 2016 and December 31, 2015:
	September 30, 2016
		Gross	Gross
		Unrealized	Unrealized	Estimated
	Cost	Gains	Losses	Fair Value

Money market funds	$96	$-	$-	$96
Equities	1,577	-	(695)	882

Total short-term
investments	$1,673	$-	$(695)	$978

	December 31, 2015
		Gross	Gross
		Unrealized	Unrealized	Estimated
	Cost	Gains	Losses	Fair Value

Money market funds	$96	$-	$-	$96
Equities	1,577	-	(707)	870

Total short-term
investments	$1,673	$-	$(707)	$966

4. Notes Receivable

On May 13, 2016, the Company loaned $150,000 to an unrelated early stage company and received a promissory note bearing interest at fifteen (15%) per annum. The note matures on December 31, 2016, and is unsecured.

5. Accumulated Other Comprehensive Income (Loss)

Changes in accumulated other comprehensive income (loss) are as follows:

Balance, December 31, 2015		(707)
Other comprehensive income (loss) before reclassifications	12
Amounts reclassified from accumulated other comprehensive
income (loss) to earnings	-
Other comprehensive income		12

Balance, September 30, 2016		$(695)

Wainwright Holdings, Inc. and Subsidiaries
Notes to Condensed Consolidated Financial Statements
September 30, 2016 and 2015
____________

6. Commitments and Contingencies

Operating Leases

The Company leases office space in Oakland, California under an operating lease that expires in October 2018. Future minimum rental payments are as follows at September 30, 2016:

Quarter ending December 2016	$32,680
Year ending 2017	132,665
Year ending 2018	113,304

Total	$278,649

Rent expense was $34,691 and $104,189 for the three and nine months ended September 30, 2016, respectively.

Contingencies

From time to time, the Company is involved in legal proceedings arising mainly from the ordinary course of its business. In management’s opinion, the legal proceedings are not expected to have a material effect on the Company’s consolidated financial position or results of operations.

7. Related Party Transactions

The Funds are deemed by management to be related parties. The Company’s revenues, totaling $18,977,724 and $16,097,524 for the nine months ended September 30, 2016 and 2015, respectively, were earned from these related parties. Accounts receivable, totaling $2,051,661 as of September 30, 2016, was owed from these related parties. Expense waivers, totaling $562,500 and $547,206 for the nine months ended September 30, 2016 and 2015, respectively, were incurred on behalf of these related parties. Waivers payable, totaling $562,500 and $547,206 as of September 30, 2016 and 2015, respectively, were owed to these related parties.

On January 27, 2016, the Company loaned Concierge Technologies, Inc. (“Concierge”), a related party through common ownership, $450,000. On May 25, 2016, the Company loaned Concierge $250,000. Concierge is a public company listed on the OTCQB exchange under the symbol “CNCG.” The Company received convertible promissory notes (the “Notes”) from Concierge in exchange for the cash loans. The Notes bear interest at four percent (4%) per annum, which increases to eight percent (8%) in the event of a default by Concierge. The Notes may be prepaid at any time, in whole or in part, by Concierge and are convertible, at the election of the Company, into Concierge common stock on the dates which are 180 days following issuances of the Notes, at a conversion price of $0.10 per share and $0.13 per share, respectively. The conversion price is subject to adjustment for mergers, consolidations, share exchanges, recapitalizations, or similar events. The Notes mature on January 27, 2021 and May 25, 2021, respectively, and are unsecured.

On June 24, 2016, the Company loaned Concierge $300,000 and received a promissory note bearing interest at four (4%) per annum. The note matures on June 24, 2017 and is unsecured.

On September 19, 2016, Concierge executed a stock purchase agreement with Wainwright whereby Concierge agreed to purchase the existing shares of Wainwright and Wainwright agreed to assign it shares in exchange for shares of Concierge.

Wainwright Holdings, Inc. and Subsidiaries
Notes to Condensed Consolidated Financial Statements
September 30, 2016 and 2015
____________

8. Retirement Plan

The Company has a 401(k) Profit Sharing Plan covering employees of the Company who are over 21 years of age and who have completed a minimum of 1,000 hours of service and have worked for the Company for one or more years. Participants may make contributions pursuant to a salary reduction agreement. In addition, the Company makes a safe harbor matching contribution. Matching contributions totaled approximately $70,000 and $0 for the year ended December 31, 2015 and nine months ended September 30, 2016, respectively.

9. Subsequent Events

The Company evaluated subsequent events for recognition and disclosure through December 5, 2016, the date which these condensed consolidated financial statements were available to be issued. Nothing has occurred outside normal operations since that required recognition or disclosure in these consolidated financial statements other than the items noted below.

On November 1, 2016, the Company loaned Concierge $200,000 and received a promissory note bearing interest at four (4%) per annum. The note matures on October 31, 2017, and is unsecured.